UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

__________________

Date of Report: August 17, 2006

aeroTelesis, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-5014	95-2554669
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11150 W. Olympic Blvd. Suite 860 Los Angeles, CA	90064
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(310) 235-1727

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 17, 2006, Kenneth T. Hern resigned as a member of the Board of Directors of aeroTelesis, Inc., a Delaware corporation (the “Company”). Mr. Hern, who has served as a Director since December 2005, has resigned for personal reasons. The Company provided Mr. Hern with a copy of this Current Report on Form 8-K prior to its filing with the U.S. Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibits - None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

aeroTelesis, Inc.,

By:	/s/ Joseph Gutierrez
Name: Joseph Gutierrez
Title: President
Date: August 22, 2006